UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Marina Boulevard, Suite 120 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

(650) 770-0077

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2022, Vera Therapeutics, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain License Agreement by and between Novartis Pharma AG, as successor-in-interest to Novartis International Pharmaceutical AG (“Novartis”), and the Company, as the assignee of Amplyx Pharmaceuticals, Inc., dated August 26, 2019, as amended (the “License Agreement”). The Amendment modified certain of the milestone payments that the Company is obligated to make to Novartis pursuant to the License Agreement such that the Company will be obligated to make milestone payments to Novartis in an aggregate amount of up to $62.0 million. Pursuant to the Amendment, the Company is obligated to issue to Novartis 283,034 shares of its Class A common stock (the “Shares”), which number of Shares was calculated based on dividing $7,000,000 by the closing sales price of the Company’s Class A common stock on the day prior to the date of the Amendment, plus a 20% premium, rounded to the nearest whole share. The closing of the issuance of the Shares is expected to take place on or about September 13, 2022.

The Amendment is attached as Exhibit 10.1 hereto. The description of the terms of the Amendment is not intended to be complete and is qualified in its entirety by reference to the exhibit, which is incorporated by reference herein.

Item 8.01	Other Events.

Pursuant to the Amendment, on September 9, 2022, the Company filed a final prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended, as part of the shelf registration statement on Form S-3 (File No. 333-265408) that the Commission declared effective on June 13, 2022. The prospectus supplement (together with the base prospectus attached thereto, the “Prospectus”) relates to the issuance of the Shares to Novartis pursuant to the Amendment.

A copy of the opinion of Cooley LLP, relating to the validity of the Shares to be issued pursuant to the Amendment and Prospectus, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

10.1*	Amendment to License Agreement, dated September 9, 2022, by and between the Company and Novartis Pharma AG.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(b)(10) of Regulation S-K, certain portions of this exhibit have been omitted (indicated by “[***]”) because the Company has determined that the information is both not material and is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Therapeutics, Inc.

Dated: September 9, 2022

	By:	/s/ Marshall Fordyce, M.D.
Marshall Fordyce, M.D.
Chief Executive Officer